Neuberger Berman Equity Funds® (“Equity Funds”)
Neuberger Berman Greater China Equity Fund
Neuberger Berman Global Real Estate Fund
Supplement to the Summary Prospectuses and Prospectuses, each dated December 19, 2022, and the Statement of Additional Information, dated December 19, 2022, as amended and restated March 3, 2023, as may be further amended and supplemented

As previously supplemented on March 31, 2023, the Board of Trustees (“Board”) of the Equity Funds approved:
●	the conversion of Neuberger Berman Greater China Equity Fund (the “Greater China Equity Fund” or “Mutual Fund”) to a newly organized series of Neuberger Berman ETF Trust (the “China Equity ETF” or “ETF”); and
●	the conversion of Neuberger Berman Global Real Estate Fund (the “Global Real Estate Fund” or “Mutual Fund”) to a newly organized series of Neuberger Berman ETF Trust (the “Global Real Estate ETF” or “ETF”) (collectively, the “Conversions”).
Each Conversion will be effected through the reorganization of the Mutual Fund into the ETF.
Each Mutual Fund will be converted into an exchange-traded fund, commonly referred to as an “ETF.”  After a Conversion, shareholders of a Mutual Fund will hold shares of an ETF instead of a Mutual Fund.  Global Real Estate ETF will be managed by the same investment adviser, Neuberger Berman Investment Advisers LLC (the “Adviser”), as the Global Real Estate Fund and will have the same investment objective, investment strategy, fundamental investment restrictions and portfolio managers as the Global Real Estate Fund.  China Equity ETF will be managed by the same investment adviser, the Adviser, as the Greater China Equity Fund, but will have different principal investment strategies, will no longer have a subadviser and will not have the same portfolio managers as the Greater China Equity Fund.  The subadviser to the Greater China Equity Fund ceased its services to the Fund on August 21, 2023.  At that time, Ning Meng and Yi Shi, the portfolio managers of China Equity ETF, began managing the Greater China Equity Fund and will continue to do so until the date of the Conversion.
Following the Conversions, the Mutual Funds will be liquidated.  The Conversions are currently expected to occur on or about October 13, 2023.
The Adviser believes that the Conversions will provide multiple benefits for investors of the Mutual Funds, including a lower total annual operating expense ratio than each class of the Mutual Funds, full daily transparency into the underlying portfolio holdings of the ETFs and the ability to buy and sell shares of the ETFs throughout the trading day.  Each Conversion is structured to be a tax-free reorganization under the U.S. Internal Revenue Code of 1986, as amended.  As a result, Mutual Fund shareholders generally will not recognize a taxable gain (or loss) for U.S. tax purposes as a result of a Conversion (except with respect to cash received, as explained elsewhere in this Supplement).

The Conversions will be conducted pursuant to an Agreement and Plan of Reorganization (the “Plan of Reorganization”) and will involve several steps which will affect you as a shareholder.  First, on or about October 6, 2023, each Mutual Fund will conduct a reverse stock split to increase the NAV per share of Institutional Class shares while decreasing the total number of the issued and outstanding Institutional Class shares.  The reverse stock split will be carried out in accordance with the stock split ratio of 1:0.2842 (old to new) for Greater China Equity Fund and 1:0.3665 (old to new) for Global Real Estate Fund.  Accordingly, the total number of the issued and outstanding shares for Greater China Equity Fund and Global Real Estate Fund will decrease by approximately 72% and 63%, respectively. In addition, the per share net asset value will be approximately four-times higher for Greater China Equity Fund and three-times higher for Global Real Estate Fund. A shareholder’s total investment value, however, will not be affected by the reverse split – meaning, the value of your investment in a Mutual Fund will be the same before and after the reverse split.  The reverse stock split will not be a taxable event, nor does it have an impact on a Mutual Fund’s holdings or its performance.
Next, in connection with a Conversion, shareholders of a Mutual Fund will receive shares of an ETF equal in value to the number of shares they own, including a cash payment in lieu of fractional shares of a Mutual Fund.  The cash payment may be taxable.
Importantly, in order to receive shares of an ETF as part of a Conversion, Mutual Fund shareholders must hold their shares through a brokerage account that can accept shares of an ETF.  If your Mutual Fund shares are held outside of a brokerage account or are held in an account that cannot accept ETF shares at the time of a Conversion, ETF shares received in a Conversion will be held by a stock transfer agent, Equiniti Trust Company, LLC (“Equiniti”, formerly known as, American Stock Transfer & Trust Company, LLC), until a brokerage account is identified into which Equiniti can transfer the shares.  However, if you hold your Mutual Fund shares through a direct individual retirement account (“IRA”) held with a Mutual Fund, your Mutual Fund shares will be redeemed for cash immediately prior to a Conversion and you will receive cash equal to the net asset value of such shares as of that date.  Such redemptions will result in taxable distributions by the IRAs (other than Roth IRAs) to their account holders.  For Mutual Fund shareholders that do not currently hold their shares through a brokerage account that can hold shares of an ETF or that have direct IRAs, please see the Q&A that follows for additional actions that they must take to receive shares of an ETF as part of a Conversion.  No further action is required for Mutual Fund shareholders that hold their shares through a brokerage account that can hold shares of an ETF.
Completion of a Conversion is subject to a number of conditions under the Plan of Reorganization, but shareholders are not required to approve a Conversion.  Existing shareholders of the Mutual Funds have received an information statement/prospectus describing in detail both the Conversions and the ETFs, and summarizing the Board’s considerations in approving each Conversion.
In anticipation of a Conversion, the last day to purchase or exchange shares of Global Real Estate Fund will be October 10, 2023 and the last day to exchange shares of Greater China Equity Fund will be October 10, 2023.  Greater China Equity Fund will continue to remain closed to new purchases.  The last day to redeem shares of a Mutual Fund will be October 11, 2023.  Redemption orders for shares of a Mutual Fund must be placed by October 10, 2023.  Each Conversion may be delayed or may take place on separate dates.  A Mutual Fund will publicly disclose any changes to its Conversion date.  All Mutual Fund shares will be converted into ETF shares in connection with a Conversion, which is expected to close after the end of trading on or about October 13, 2023.  The ETFs will open for trading on NYSE Arca, Inc. on or about October 16, 2023.

IMPORTANT NOTICE ABOUT YOUR MUTUAL FUND ACCOUNT
QUESTIONS AND ANSWERS

The following is a brief Q&A that provides information to help you to determine if you need to take action with respect to your shareholder account prior to a Conversion in order to receive shares of the ETFs.

Q.    What types of shareholder accounts can receive shares of an ETF as part of a Conversion?

A.    If you hold your shares of a Mutual Fund in a brokerage account, then you will be eligible to receive shares of an ETF in a Conversion.  No further action is required.

Q.    What types of shareholder accounts cannot receive shares of an ETF as part of a Conversion?

A.    The following account types cannot hold shares of ETFs:

Fund Direct Accounts.  If you hold your shares in an account held directly with a Mutual Fund at its transfer agent, SS&C Global Investor & Distribution Solutions, Inc. (a “fund direct account”), you should transfer your shares of the Mutual Fund to a brokerage account that can accept shares of the ETF prior to a Conversion.  You have a fund direct account if you receive quarterly account statements directly from Neuberger Berman Equity Funds and not from a third-party broker-dealer.

For this purpose, a fund direct account includes a fund direct IRA.  If you hold your shares of a Mutual Fund through a fund direct IRA and do not take action prior to a Conversion, your shares will be redeemed for cash immediately prior to a Conversion and you will receive cash equal to the net asset value of such shares as of that date.  Such redemptions will result in taxable distributions by the IRAs (other than Roth IRAs) to their account holders and may have other tax consequences.

Non-Accommodating Retirement Accounts.  If you hold your shares of a Mutual Fund through an account with a financial intermediary that is not able to hold shares of the ETFs, like many group retirement plans, your financial intermediary may transfer your investment in the Mutual Fund to a different investment option prior to a Conversion prior to October 10, 2023.  Please consult with your financial intermediary for more information on the impact that a Conversion will have on you and your investments.

If you are unsure about the ability of your account to accept shares of an ETF, please call 800-877-9700 or contact your financial advisor or other financial intermediary.

Q.    How do I transfer my Mutual Fund shares from a fund direct account to a brokerage account that will accept an ETF’s shares?

A.    Transferring your shares from a fund direct account to a brokerage account that can accept shares of an ETF should be a simple process.  If you have a brokerage account or a relationship with a brokerage firm, please talk to your broker and inform the broker that you would like to transfer a mutual fund position that you hold directly into your brokerage account.  Also inform your broker that such an account will need to be set up to accept shares of an ETF.  If you don’t have a brokerage account or a relationship with a brokerage firm, you will need to open an account.

We suggest you provide your broker with a copy of your quarterly statement from your Mutual Fund.  Your broker will require your account number, which can be found on your statement.  Your broker will help you complete a form to initiate the transfer.  Once you sign that form, your broker will submit the form to the Mutual Fund’s transfer agent directly, and the shares will be transferred into your brokerage account.  The sooner you initiate the transfer, the better.

If you have any questions about this process or need assistance, call us at 800-877-9700.

Q.    What will happen if I do not have a brokerage account that can accept an ETF’s shares at the time of a Conversion?

A.    In order to receive shares of an ETF as part of a Conversion, you must hold your shares of a Mutual Fund through a brokerage account.  If you do not hold your shares of a Mutual Fund through a brokerage account, your Mutual Fund shares will be converted into ETF shares and held by Equiniti for one year until a brokerage account is identified.  If you hold your shares of a Mutual Fund through a fund direct IRA and do not take action prior to a Conversion, your shares will be redeemed for cash immediately prior to a Conversion and you will receive cash equal to the net asset value of such shares as of that date.  Such redemptions will result in taxable distributions by the IRAs (other than Roth IRAs) to their account holders.  Alternatively, if you hold your shares of a Mutual Fund through an account with a financial intermediary that is not able to hold shares of an ETF, like many group retirement plans, your financial intermediary may transfer your investment in a Mutual Fund to a different investment option prior to a Conversion.  In some cases, the liquidation of your investment and return of cash, or the transfer of your investment, may be subject to fees and expenses and may also be subject to tax.  It may take time for you to receive your cash.  Please consult with your financial intermediary for more information on the impact that a Conversion will have on you and your investments.

Q.     What if I do not want to own shares of an ETF?

A.    If you do not want to receive shares of an ETF in connection with a Conversion, you can exchange your Mutual Fund shares for shares of another Neuberger Berman mutual fund that is not participating in a Conversion or redeem your Mutual Fund shares.  Prior to doing so, however, you should consider the tax consequences associated with either action.  Redemption of your Mutual Fund shares will be a taxable event if you hold your shares in a taxable account.  The last day to exchange your shares into another Neuberger Berman mutual fund is October 10, 2023, and the last day to redeem your shares is October 11, 2023.  All redemption orders must be placed by October 10, 2023.  These dates may change if the closing date of a Conversion changes.
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In connection with the Conversions discussed herein, an information statement/prospectus has been filed with the Securities and Exchange Commission (the “SEC”) and was mailed on or about August 9, 2023 to shareholders of record as of July 24, 2023.  Free copies of the materials are also available on the SEC’s web site at www.sec.gov.  These materials also are available at www.nb.com.

The date of this supplement is September 29, 2023.

Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104 Shareholder Services 800.877.9700 Institutional Services 800.366.6264 www.nb.com